Exhibit 99.1

Deutsche Bank Global Auto Conference January 12, 2016

Disclaimer

This presentation and any related statements contains certain "forward-looking statements" about MPG's financial results and estimates and business prospects within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by words such as "expects," "intends," "anticipates," "plans," "project," "believes," "seeks," "targets," "forecast," "estimates," "will" or other words of similar meaning and include, but are not limited to, statements regarding the outlook for the Company's future business, prospects, and financial performance; the industry outlook, our backlog and our 2016 financial guidance. Forward-looking statements are based on management's current expectations and assumptions, which are subject to inherent uncertainties, risks, and changes in circumstances that are difficult to predict. Actual outcomes and results may differ materially due to global political, economic, business, competitive, market, regulatory, and other factors and risks, including, but not limited to, the following: volatility in the global economy impacting demand for new vehicles and our products; a decline in vehicle production levels, particularly with respect to platforms for which we are a significant supplier, or the financial distress of any of our major customers; seasonality in the automotive industry; our significant competition; our dependence on large-volume customers for current and future sales; a reduction in outsourcing by our customers, the loss or discontinuation of material production or programs, or a failure to secure sufficient alternative programs; our failure to offset continuing pressure from our customers to reduce our prices; our inability to realize all of the sales expected from awarded business or fully recover pre-production costs; our failure to increase production capacity or over-expanding our production in times of overcapacity; our reliance on key machinery and tooling to manufacture components for powertrain and safety-critical systems that cannot be easily replicated; program launch difficulties; a disruption in our supply or delivery chain which causes one or more of our customers to halt production; work stoppages or production limitations at one or more of our customer's facilities; a catastrophic loss of one of our key manufacturing facilities; failure to protect our know-how and intellectual property; the disruption or harm to our business as a result of any acquisitions or joint ventures we make; a significant increase in the prices of raw materials and commodities we use; the damage to or termination of our relationships with key third-party suppliers; our failure to maintain our cost structure; the incurrence of significant costs if we close any of our manufacturing facilities; potential significant costs at our facility in Sandusky, Ohio; the failure of or disruptions in our information technology networks and systems, or the inability to successfully implement upgrades to our enterprise resource planning systems; the incurrence of significant costs, liabilities, and obligations as a result of environmental requirements and other regulatory risks; extensive and growing governmental regulations; the adverse impact of climate change and related energy legislation and regulation; the incurrence of material costs related to legal proceedings; our inability to recruit and retain key personnel; any failure to maintain satisfactory labor relations; pension and other postretirement benefit obligations; risks related to our global operations; competitive threats posed by global operations and entering new markets; foreign exchange rate fluctuations; increased costs and obligations as a result of becoming a public company; the failure of our internal controls to meet the standards required by Sarbanes-Oxley; our substantial indebtedness; our inability, or the inability of our customers or our suppliers, to obtain and maintain sufficient debt financing, including working capital lines; our exposure to a number of different tax uncertainties; the mix of profits and losses in various jurisdictions adversely affecting our tax rate; disruption from the combination of our operations and diversion of management's attention; our limited history of working as a single company and the inability to integrate HHI, Metaldyne, and Grede successfully and achieve the anticipated benefits.

For the reasons described above, we caution you against relying on any forward-looking statements, which should also be read in conjunction with the other cautionary statements that are included elsewhere in this press release and in our public filings, including under the heading "Risk Factors" in our filings that we make from time to time with the Securities and Exchange Commission. You should not consider any list of such factors to be an exhaustive statement of all of the risks, uncertainties, or potentially inaccurate assumptions that could cause our current expectations or beliefs to change. Further, any forward-looking statement speaks only as of the date on which it is made, and we undertake no obligation to update or revise any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events, except as otherwise may be required by law.

Non-GAAP Financial Measures

Combined Net Sales

We define Combined Net Sales as the net sales of MPG plus the net sales of Grede prior to our acquisition of Grede. We present Combined Net Sales because our management considers it to be a useful, supplemental indicator of our performance when comparing periods before and after our acquisition of Grede.

Adjusted EBITDA and Combined Adjusted EBITDA

We define Adjusted EBITDA as net income (loss) before interest expense, provision for (benefit from) income taxes and depreciation and amortization, with further adjustments to reflect the additions and eliminations of certain income statement items, including (i) gains and losses on foreign currency and fixed assets and debt transaction expenses, (ii) stock-based compensation and other non-cash charges, (iii) sponsor management fees and other income and expense items that we consider to be not indicative of our ongoing operations, (iv) specified non-recurring items and (v) other adjustments. We define Combined Adjusted EBITDA as Adjusted EBITDA plus the Adjusted EBITDA of Grede prior to our acquisition of Grede. We believe Adjusted EBITDA is used by investors as a supplemental measure to evaluate the overall operating performance of companies in our industry. Management uses Adjusted EBITDA (i) as a measurement used in comparing our operating performance on a consistent basis, (ii) to calculate incentive compensation for our employees, (iii) for planning purposes, including the preparation of our internal annual operating budget, (iv) to evaluate the performance and effectiveness of our operational strategies and (v) to assess compliance with various metrics associated with our agreements governing our indebtedness. Accordingly, we believe that Adjusted EBITDA provides useful information to investors and others in understanding and evaluating our operating performance in the same manner as our management. We present Combined Adjusted EBITDA because our management considers it to be a useful, supplemental indicator of our performance when comparing periods before and after our acquisition of Grede.

Adjusted Free Cash Flow and Combined Adjusted Free Cash Flow

We define Adjusted Free Cash Flow as Adjusted EBITDA less capital expenditures. Capital expenditures can be found in our consolidated statements of cash flows as a component of cash flows from investing activities. We define Combined Adjusted Free Cash Flow as Adjusted Free Cash Flow plus the Adjusted Free Cash Flow of Grede prior to our acquisition of Grede. We present Adjusted Free Cash Flow because our management considers it to be a useful, supplemental indicator of our performance. When measured over time, Adjusted Free Cash Flow provides supplemental information to investors concerning our results of operations and our ability to generate cash flows to satisfy mandatory debt service requirements and make other non-discretionary expenditures. We present Combined Adjusted Free Cash Flow because our management considers it to be a useful, supplemental indicator of our performance when comparing periods before and after our acquisition of Grede.

Combined Non-GAAP CapEx

We define Combined CapEx as the capital expenditures of MPG ("CapEx") plus the capital expenditures of Grede prior to our acquisition of Grede. We present Combined CapEx because our management considers it to be a useful, supplemental indicator of our performance when comparing periods before and after our acquisition of Grede. For a reconciliation of Combined CapEx to CapEx, the most directly comparable GAAP measure, see "GAAP RECONCILIATION".

MPG PERFORMANCE DRIVEN

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□ Business Overview and 2015 Accomplishments □ 2015 Preliminary Results and 2016 Outlook □ Q & A Session Agenda and Presenters 3 » George Thanopoulos Chief Executive Officer » Mark Blaufuss Chief Financial Officer » Paul Suber Vice President of Investor Relations

BUSINESS OVERVIEW AND 2015 ACCOMPLISHMENTS George Thanopoulos – CEO

The MPG Story

MPG is a Powerful Cash Flow Engine…

2015 Preliminary Results

- 8% - 9% Free Cash Flow yield[1]
- Adjusted EBITDA – Capex of ~$325 million
- Net debt reduction and dividends of ~$106 million in 2015

…with Strong Margins and Market Positions…

- Adjusted EBITDA margin of ~18%
- Processes
  - Forging
  - Ductile Iron Casting
- Products
  - Powertrain

…Positioned for Long-Term Growth

Concentration in higher growth powertrain applications

76% of Net Sales[2]

1. *Preliminary 2015 Free Cash Flow (Cash flow from operations – Cash Capex)/ Market Cap as of 12/31/15*
2. *Based on 2015 Preliminary Net Sales excluding Wheel Bearings*

MPG PERFORMANCE DRIVEN

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The MPG Value Proposition to Our Markets 6 Leader in Advanced Metal Processes Unique Capabilities Powerful Customer Value Proposition • Broad range of metal forming processes • Expertise in complex, highly engineered components • Global footprint – 60 locations – 13 countries – ~12,000 employees • Leading NA capacity in supply constrained industry • Light weighting and performance solutions • Unique components for critical powertrain applications • Seamless vertical integration capabilities

Broad Global Footprint • 60 locations in 13 countries • Supports OEM global powertrain applications • Leading NA capacity in supply constrained industry • Adding facilities in both Mexico and China to support customer growth 7 U.S. Brazil South Korea Germany Mexico England Spain Luxembourg France Czech Republic China India Japan 38 4 1 1 2 3 2 2 1 1 3 1 1

Key Factors Driving Faster Content Growth in Powertrains x Smaller, more powerful engines with additional content x Conversion to higher speed transmissions (8/9/10 speed and CVT) x Long life product cycles generally >10 years x Platforms serve multiple nameplates Faster content growth in Powertrain 8 Drivers 34 55 2016 2025 >60% increase in CAFE standards by 2025 U.S. CAFE Standards

1. Based on 2015 Preliminary Net Sales excluding Wheel Bearings Driveline 24% Transmission 24% Engine 28% Other 12% Safety Critical 12% Focused On Faster Growing Powertrain Applications Breakdown of Product Portfolio 1 Powertrain 7 6% 76% of Net Sales in faster growing powertrain 9

Leadership Products Powder Metal Connecting Rods Aluminum Valve Bodies Transmission, Gears and Shafts Differential Cases 10 Axle Carriers Crankshaft Dampers Balance Shaft Systems

Driving Value Creation and Growth 11 2015 – 2017 Solid Cash Flow 2018 And Beyond - Momentum Builds $4B Revenue Target ~$3B • Total shareholder return • New business wins • Vertical integration, cross - selling • Phase out of wheel bearing business • Launch and ramp - up of new programs • Capture value - added, powertrain content • Continue global expansion Key Drivers Key Drivers

2015 - MPG Delivered 12 Accelerated Profitable Growth Record New Business Awards of $727M 3 1. Preliminary 2015 Free Cash Flow (Cash flow from operations – Cash Capex)/ Market Cap as of 12/31/15 2. Adj. EBITDA / Net Sales 3. Based on peak annual Net Sales • Business wins accelerated from merger Successful First Year Integration • Flawless merger execution • Key business areas combined Delivered Shareholder Value Creation • Free Cash Flow yield 1 : 8% - 9% • Adjusted EBITDA Margin 2 : ~ 18% • Net debt reduction: ~$88 million • Dividends: >$18 million

Accelerating Profitable Growth 1. New business is peak annual Net Sales. Programs generally launch and ramp up over the next 5 years. 2. Combined 2014 new b usiness a wards $672 $727 FY 2014 FY 2015 Application Region Market $ Millions New Business Awards 1 2 13 Light Vehicle 85% Commercial 10% Industrial 5% North America 84% Europe 9% Asia 7% Powertrain 90% Safety Critical 5% Other 5%

2015 2016 2017 2018 2019 MPG Growth – Net New Business Backlog 1 14 Reported Comparative basis 2 $ 189 $60 $47 $174 $337 $197 = $534 1. Backlog = In Production (including attrition) + New Business Awards + High Probability 2. Normalized at 12/31/14 FX and metals market; excludes non - core wheel bearings Continued Momentum in Backlog • MPG is moving to 4 year Net New Business Backlog Metric • More accurately reflects powertrain cadence • Overall growth impacted by macro market effects and planned attrition • Metals market, FX, Industrial • Exit of non - core wheel bearing product • Backlog on a comparative basis shows significant increase • Record new business awards impacting Net New Business Backlog = $410 $ in Millions $330 $80 Backlog up 30%

2016 Priorities 15 Investment For Future Growth , Continuous Improvement and Cost Reduction Active Pursuit of Strategic Acquisitions Value Creation Through Cash Generation ▪ 10%+ Adjusted Free Cash Flow 1 ▪ >17% Adjusted EBITDA Margin 2 Focus on Growth 2015 2018 and Beyond MPG 2016 Priorities ▪ Consolidation Opportunities ▪ Global Expansion ▪ Product/Customer Growth ▪ Disciplined Approach Continue to book new business awards 1. Calculated as adjusted EBITDA less CapEx 2. Based on Net S ales

2015 PRELIMINARY RESULTS AND 2016 OUTLOOK Mark Blaufuss – CFO

2015 Preliminary Results and Capital Allocation 17 2015 Preliminary Results Percentage of Net Sales Net Sales $3.0 – 3.1 billion Adjusted EBITDA 1 $535 – $545 million ~17.7% Capital Expenditures $210 – $220 million ~7% Adjusted Free Cash Flow 2 ~$325 million ~10% Net Debt Reduction ~$88 million Dividend ~$18 million Free Cash Flow Yield 3 8% - 9% 1. See Appendix for reconciliation to GAAP 2. Defined as Adjusted EBITDA less CapEx , utilizing high and low ends of Adjusted EBITDA and CapEx 3. Preliminary 2015 Free Cash Flow (Cash flow from operations – Cash Capex)/ Market Cap as of 12/31/15

$545M $535 - $545M 2014 Adj. EBITDA FX Metals Surcharge Scrap Sales KBI Industrial 2014 EBITDA Adj. for Market Conditions Volume/Mix Price Performance, Econ, Other SG&A/ Other 2015 Base Adj. EBITDA Volume/Mix Price Performance, Econ, Other SG&A/Other 2015 Base Sales Normalized Results and Overcoming Headwinds $3,144M 2014 Sales FX Metals Surcharge Scrap Sales KBI Industrial 2014 Sales Adj. for Market Conditions ~4% Growth 18 $3.0 – $3.1B ~5% Growth 1 1. Combined, Non - GAAP 1 Net Sales Adj. EBITDA Base Business Growth Impact of Macro Effects

211 207 198 202 206 2014 2015 2016 2017 2018 296 322 272 268 261 226 234 231 242 244 522 556 503 510 505 2014 2015 2016 2017 2018 FTR Class 8 ACT Class 5-7 17.5 18.2 18.7 18.9 19.0 2015 2016 2017 2018 2019 20.8 21.2 21.7 22.4 22.8 2015 2016 2017 2018 2019 Strong Outlook for Primary Light Vehicle Markets 1. Vehicle Production in millions: IHS November 2015 2. Based on 2015 Forecasted Sales as of October 2015 3. Production in thousands FTR/ACT December 2015 4. Yengst September 2015 MPG Geographic Footprint 2 North American Light Vehicle Production 1 European Light Vehicle Production 1 Market Outlook North America , 84% EU 12% Rest of World 4% North America Construction Equipment 4 North America Class 5 - 8 Vehicle Production 3 Light Vehicle 80% Commercial 11% Industrial 9% MPG End Market Contribution 2 19

$630 $580 $580 $500 $500 $500 $500 $520 $505 $485 $475 $425 $405 $404 $393 $347 $351 $251 $236 $236 $236 $265 $265 $245 $235 $180 $150 $150 $0 $100 $200 $300 $400 $500 $600 $700 Sept. 2014 Dec. 2014 Jan. 2015 Feb. 2015 March 2015 April 2015 May 2015 June 2015 July 2015 Aug. 2015 Sept. 2015 Oct. 2015 Nov. 2015 Dec. 2015 SPB Pittsburgh Punchings & Plate GT Low SPB Chicago #1 Bundles 1. Scrap Price Bulletin November 2015 2. OANDA.com 3. Depending on volume and related index 4. Composite of HHI and Grede Chicago and Pitts index effect and FX impact 1.24 1.21 1.13 1.13 1.09 1.10 1.11 1.11 1.10 1.12 1.12 1.06 1.09 0.95 1 1.05 1.1 1.15 1.2 1.25 1.3 Dec. 2014 Jan. 2015 Feb. 2015 March 2015 April 2015 May 2015 June 2015 July 2015 Aug. 2015 Sept. 2015 Oct. 2015 Nov. 2015 Dec. 2015 Metal Market and Currency Trends • Declining commodities pricing driving metal market indexes to recent low point resulting in 2016 Net Sales expected decline for MPG • Both indexes at low point since 2009 recession • For 2016 we estimate ~$125 million in Net Sales decline due to both metals market and foreign currency 4 2016 Guidance Assumptions: $150 Chicago #1 Bundles $404 Pittsburgh Punchings 1.06 USD:EUR AMM “Scrap Price Bulletin” Indexes 1 USD to Euro 2 12% decline 62% decline 36% decline 20

Core Business Continues to Outpace Market Growth 21 • Base Business net sales has increased >10% from 2013 to 2016 driven by powertrain applications • 8/9/10 speed transmissions • New fuel efficient engines • Global powertrain platforms • Strong adjusted EBITDA growth of ~25% for 2013 - 2016 • Our non core Wheel Bearing business continues planned attrition 1. Industrial Market decline and Volume lost due to customer bankruptcy 2. USD to Euro exchange rate of $1.06 from 2013 – 2016 3. Assume Chicago Bundle rate of $150/ Ton from 2013 – 2016 4. Removed non - core KBI business from 2013 - 2016 5. Utilizing 2016 as a base year 1 2 3 4 Net Sales Adj. EBITDA Breakdown of Net Sales and Adjusted EBITDA 5 4 3 2 1

…Business Continues Growth $2.75 – $2.95B 2015 Sales Adj. for Market Conditions Volume/Mix Price Performance, Econ., Other SG&A/Other 2016 Base Sales Normalized Results and Overcoming Headwinds 22 $535 - $545M $500 - $540M 2015 Preliminary Adj. EBITDA FX Metals Surcharge Scrap Sales KBI Industrial Customer Bankruptcy 2015 EBITDA Adj. for Market Conditions Volume/Mix Price Performance, Econ., Other SG&A/Other 2016 Base Adj. EBITDA $3.0 - $3.1B 2015 Preliminary Sales FX Metals Surchange Scrap Sales KBI Industrial Customer Bankruptcy Sales Adjusted EBITDA Despite Macro Headwinds and Planned Attrition…

2016 Guidance 2016 Guidance Net Sales $2.75 – $2.95 billion Adjusted EBITDA 1 $500 – $540 million Capital Expenditures $190 – $210 million Adjusted Free Cash Flow 2 $310 – $330 million 23 1 See Appendix for reconciliation to GAAP 2 Defined as Adjusted EBITDA less CapEx , utilizing high and low ends of Adjusted EBITDA and CapEx

Why Invest in MPG – Continued Shareholder Value Creation and Long-Term Growth

2015 – 2017 Solid Cash Flow	2018 And Beyond- Momentum Builds

2015 Preliminary Results

- Adjusted EBITDA - Capex: ~$325 million
- Adjusted EBITDA margin: ~18%
- New Business Wins: $727 million[1]

~$3B

$4B Revenue Target

2016 Guidance

- Adjusted EBITDA – Capex: $310 – $330 million
- Adjusted EBITDA margin: ~18%
- Base business growth

Key Drivers

- Launch and ramp-up new programs
- Capture value-added, drivetrain content
- Continue global expansion

1. *Based on peak Net Sales*

MPG PERFORMANCE DRIVEN

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Q&A

APPENDIX

Guidance Assumptions Industry Production/ Assumptions 2016E Vehicle Production Light Vehicle SAAR North America 17.9 million Light Vehicle SAAR Europe 20.8 million Light Vehicle SAAR Asia 38.7 million North American Heavy Truck Class 8 306 thousand North American Heavy Truck Class 5 - 7 224 thousand North American Industrial Market flat FX Rates USD to Euro 1.06 Mexican Peso to USD 16.63 Chinese Yuan to USD 6.39 Korean Won to USD 1,155.7 Metals Market Chicago #1 Bundles $150 Pittsburgh Punchings & Plate GT Low $404 27

2014 GAAP Reconciliation MPG 2014 GAAP Reconciliation Full Year 12/31/2014 Net Sales $2,717.0 Grede pre - acquisition Net Sales 427.0 Combined Net Sales (non - GAAP) 3,144.0 Adjusted EBITDA 478.6 Grede pre - acquisition Adjusted EBITDA 66.5 Combined Adjusted EBITDA 545.1 28 $ in Millions

MPG Adjustments to Reconcile Income Before Tax to Adjusted EBITDA 2015 Guidance 2015 Guidance Low End of Range High End of Range Income before tax 179.8 189.8 Addbacks to Arrive at Unadjusted EBITDA Interest expense, net 106.6 106.6 Depreciation and amortization 230.1 230.1 Unadjusted EBITDA 516.5 526.5 Adjustments to Arrive at Adjusted EBITDA Gain on foreign currency (27.6) (27.6) Stock - based compensation expense 20.1 20.1 Non - recurring operational items and other (1) 26.0 26.0 Adjusted EBITDA 535.0 545.0 (1) Non - recurring operational items include impairment charges associated with the closing of the Berlin, Wisconsin facility, disposed operations, restructuring costs, debt transaction related expenses, severance costs and other. 2015 GAAP Reconciliation 29 $ in Millions

MPG Adjustments to Reconcile Income Before Tax to Adjusted EBITDA 2016 Guidance 2016 Guidance Low End of Range High End of Range Income before tax 131.2 171.2 Addbacks to Arrive at Unadjusted EBITDA Interest expense, net 104.4 104.4 Depreciation and amortization 238.4 238.4 Unadjusted EBITDA 474.0 514.0 Adjustments to Arrive at Adjusted EBITDA Stock - based compensation expense 22.9 22.9 Non - recurring operational items and other (1) 3.1 3.1 Adjusted EBITDA 500.0 540.0 (1) Non - recurring operational items include charges for disposed operations and other . 2016 GAAP Reconciliation $ in Millions 30